Wells in Progress (Details Textual) (USD $) In Millions, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 30, 2012 acre	Dec. 31, 2011
Wells In Progress (Textual)
Description of drilled wells produce commercial quantities of hydrocarbons	As of September 30, 2012, the Company has one well in progress that has been drilled, completed and is pending further evaluation as to its potential to ultimately produce commercial quantities of hydrocarbons.
Carrying cost of the well	$ 3.82
Carrying costs would exceed the ceiling test	1.44
Area extending the primary terms of leases	6,919
Carrying cost of the well (extending the primary terms of leases)	$ 4.1
Capitalization period of wells in progress		Less than one year